UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2026

Nuveen Municipal Value Fund, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	811-05120	36-3513525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NUV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

Changes to Investment Policies

Effective October 30, 2026, the information appearing under the heading “Investment Policies” in the “Shareholder Update – Current Investment Objectives, Investment Policies and Principal Risks of the Funds” section of the Nuveen Municipal Value Fund, Inc.’s Annual Report on Form N-CSR filed with the U.S. Securities and Exchange Commission on January 7, 2026 (the “Fund’s Current Annual Report”) is hereby supplemented to include reference to the following investment policy, which was adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940:

Under normal circumstances, the Fund will invest at least 80% of its Assets in municipal bonds that enhance portfolio value by delivering income to the Fund.

Further, effective October 30, 2026, the information appearing under the heading “Investment Policies— Approving Changes in Investment Policies” in the “Shareholder Update— Current Investment Objectives, Investment Policies and Principal Risks of the Funds” section of the Fund’s Current Annual Report is hereby amended and restated as follows:

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), the Fund’s policy to invest at least 80% of its Assets in municipal bonds that enhance portfolio value by delivering income to the Fund may not be changed without 60 days’ prior written notice to shareholders. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities, the income from which is exempt from regular federal income taxes, such policy may not be changed without the approval of the holders of a majority of the outstanding common stock and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Municipal Value Fund, Inc.

Date: October 8, 2026	By:	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary